UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         August 3, 2018

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.

Ralph Lauren Corporation (“the Company”) adopted Accounting Standards Update ("ASU") No. 2014-09, "Revenue from Contracts with Customers” ("ASU 2014-09") as of the beginning of the first quarter of its fiscal year ending March 30, 2019 (“Fiscal 2019”). The adoption of ASU 2014-09 did not have a material impact on the Company's consolidated financial statements, but did result in expanded revenue-related disclosures, including the disaggregation of revenue into categories that depict how the nature, amount, timing, and uncertainty of revenues and cash flows are affected by economic factors. Refer to Note 4 of the Company’s Quarterly Report on Form 10-Q for the first quarter of Fiscal 2019, filed with the Securities and Exchange Commission on August 3, 2018, for additional discussion regarding the Company’s adoption of ASU 2014-09 and the resulting impact on its consolidated financial statements.

Exhibit 99.1 to this Form 8-K provides historical disaggregated revenue financial information for the Company’s fiscal year ended March 31, 2018 (“Fiscal 2018”), fiscal year ended April 1, 2017 (“Fiscal 2017”), and fiscal year ended April 2, 2016 (“Fiscal 2016”), including by quarter for Fiscal 2018 and Fiscal 2017. This Form 8-K does not reclassify nor restate the Company’s previously reported consolidated financial statements for any period.

The information in this Item 7.01, including the accompanying exhibit, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

	EXHIBIT NO.	DESCRIPTION
	99.1	Schedule of Segment Revenue Data by Sales Channel

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RALPH LAUREN CORPORATION

Date: August 3, 2018	By:	/s/ Jane Hamilton Nielsen
		Name:	Jane Hamilton Nielsen
		Title:	Chief Financial Officer